Regulated Operations	12 Months Ended
Dec. 31, 2019
Regulated Operations [Abstract]
Regulated Operations	REGULATED OPERATIONS
Washington Gas accounts for its regulated operations in accordance with ASC Topic 980. This standard includes accounting principles for companies whose rates are determined by independent third-party regulators. When setting rates, regulators may require us to record expense in different periods than may be appropriate for unregulated enterprises. When this occurs, Washington Gas defers the associated costs as assets (regulatory assets) on its balance sheet and records them as expenses on its statements of operations as it collects the revenues designed to recover these costs through customers’ rates. Further, regulators can also impose liabilities upon a company for gains previously realized or for amounts previously collected from customers for expenses expected to be incurred in the future (regulatory liabilities).
When Washington Gas files a request with certain regulatory commissions to modify customers’ rates, it may be permitted to charge customers new rates, subject to refund, until the regulatory commission renders a final decision on the amount of the authorized change in rates. During this interim period, Washington Gas records a provision for a rate refund regulatory liability based on the difference between the amount it collects in rates and the amount it expects to recover from a final regulatory decision. Similarly, Washington Gas periodically records provisions for rate refunds related to other transactions. Actual results for these regulatory contingencies are often difficult to predict and could differ significantly from the estimates reflected in the financial statements. Refer to Note 13 — Commitments and Contingencies for further discussion of regulatory matters and related contingencies.
At December 31, 2019 and 2018, we recorded the following regulatory assets and liabilities on our balance sheets. These assets and liabilities will be recognized as revenues or expenses in future periods as they are reflected in customers’ rates.

Regulatory Assets and Liabilities
	Regulatory Assets		Regulatory Liabilities
	December 31,		December 31,
(In millions)	2019	2018	2019	2018
Current:
Gas costs due from/to customers(a)	$5.9	$5.6	$44.2	$46.9
Interruptible sharing(a)	2.1	0.4	0.3	1.7
Revenue normalization mechanisms for Maryland and Virginia(a)	—	—	4.0	3.6
Accelerated replacement recovery mechanisms(l)	1.9	—	0.3	3.8
Rates subject to refund(c)	—	—	31.1	—
Tax Cuts and Jobs Act rate refunds(d)	—	—	25.5	19.2
Total current	$9.9	$6.0	$105.4	$75.2
Deferred:
Accrued asset removal costs(m)	$—	$—	$254.4	$264.6
Deferred gas costs(a)(b)	98.7	141.6	—	—
Pension and other post-retirement benefits
Deferred pension costs — trackers(e)	—	5.7	—	—
ASC Topic 715 unrecognized costs/income(a)(f)
Pensions (o)	44.1	88.7	—	—
Other post-retirement benefits (o)	—	—	195.7	117.2
Total pension and other post-retirement benefits (o)	44.1	94.4	195.7	117.2
Other:
Income tax-related amounts due from/to customers(g)	26.0	41.6	400.6	427.2
Losses/gains on issuance and extinguishment of debt and interest-rate derivative instruments(a)(h)	13.9	15.0	1.2	1.3
Rights-of-way fees(a)	—	—	2.4	2.5
Business process outsourcing and related costs(a)	1.9	3.2	—	—
Non-retirement employee benefits(a)(i)	14.9	15.6	—	—
Deferred distribution integrity management (a)(j)	2.0	5.4	—	—
Recoverable portion of abandoned liquid natural gas facility(a)	2.3	2.7	—	—
Environmental response costs(a)(k)	7.0	5.8	—	—
Energy efficiency program-Maryland(n)	9.3	3.4	—	—
Other regulatory expenses	7.6	6.4	0.5	0.9
Total other	$84.9	$99.1	$404.7	$431.9
Total deferred	$227.7	$335.1	$854.8	$813.7
Total	$237.6	$341.1	$960.2	$888.9
(a)Washington Gas does not earn its overall rate of return on these assets. Washington Gas is allowed to recover and required to pay, using short-term interest rates, the carrying costs related to billed gas costs due from and to its customers in the District of Columbia and Virginia jurisdictions.
(b)Includes fair value of derivatives, which are not included in customer bills until settled.
(c)Represents estimated refunds related to customers billed at a higher rate during the interim period as part of the 2019 Virginia Rate Case.
(d)Represents amounts accrued for future refunds due to the Tax Cuts and Jobs Act of 2017. For a further discussion, see "Rates and Regulatory Matters" section of Management's Discussion Analysis and Note 9 — Income Taxes in the Notes to Financial Statements.
(e)Relates to the District of Columbia jurisdiction. The amortization of the regulatory tracker ended in 2019.
(f)Refer to Note 10 — Pension and Other Post-Retirement Benefit Plans for a further discussion of these amounts.
(g)This balance represents amounts due from customers for deferred tax liabilities related to tax benefits on deduction flowed directly to customers prior to the adoption of income tax normalization for ratemaking purposes and to tax rate changes including the latest reduction as a result of the Tax Act.
(h)The losses or gains on the issuance and extinguishment of debt and interest-rate derivative instruments include unamortized balances from transactions executed in prior fiscal years. These transactions create gains and losses that are amortized over the remaining life of the debt as prescribed by regulatory accounting requirements.
(i)Represents the timing difference between the recognition of workers compensation and short-term disability costs in accordance with generally accepted accounting principles and the recovery of these costs through rates.
(j)This balance represents amounts for deferred expenditures associated with Washington Gas’ Distribution Integrity Management Program (DIMP) in Virginia.
(k)This balance represents allowed environmental remediation expenditures at Washington Gas sites to be recovered through rates for Maryland and the District of Columbia. The recovery period is over several years.
(l)Balance represents amounts deferred over collections or under collections of surcharges associated with Washington Gas' accelerated pipeline recovery programs in the District of Columbia, Maryland and Virginia compared the amounts reflected in revenues.
(m)Refer to Note 1 — Accounting Policies for a further discussion of these amounts.
(n)Balance represents amounts for costs incurred associated with Washington Gas' participation in the energy conservation and efficiency program EmPOWER in Maryland that are recovered from customer over time.
(o) Regulatory assets and liabilities related to Pension and Other post-retirement benefits were adjusted due to the change in accounting principle we made during the third quarter of 2020. We have retrospectively applied this change in accounting principle to all applicable prior period financial information presented herein as required. Refer to Note 1 — Accounting Policies for further discussion.

As required by ASC Topic 980, Washington Gas monitors its regulatory and competitive environment to determine whether the recovery of its regulatory assets remains probable. If Washington Gas were to determine that recovery of these assets is no longer probable, it would write off the assets against earnings. We have determined that ASC Topic 980 continues to apply to our regulated operations. During the calendar year ended December 31, 2019, Washington Gas recorded a $2.0 million write down of the regulatory asset related to our distribution integrity management program based on the HE’s recommendations and Commission's Final Order related to Virginia rate case (Refer to Note 13 — Commitments and Contingencies for further discussion on the Virginia Rate case). During the three months ended December 31, 2018, Washington Gas recorded a $2.5 million write down to the regulatory asset associated with business process outsourcing costs, which was disallowed as a result of the Maryland Rate Case.